PROSPECTUS
April 30, 1997


                                     [LOGO]


                         THE INFINITY MUTUAL FUNDS, INC.
               Correspondent Cash Reserves Money Market Portfolio
           Correspondent Cash Reserves Tax Free Money Market Portfolio
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     The Infinity Mutual Funds, Inc. (the "Fund") is an open-end, management investment company, known as a series fund. By this Prospectus, the Fund is offering shares of two diversified money market portfolios (the "Portfolios"), each with a different investment objective:

- The CORRESPONDENT CASH RESERVES MONEY MARKET PORTFOLIO (the "Money Market Portfolio") seeks to provide investors with as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The Money Market Portfolio invests in a diversified portfolio of short-term money market obligations.

- The CORRESPONDENT CASH RESERVES TAX FREE MONEY MARKET PORTFOLIO (the "Tax Free Money Market Portfolio") seeks to provide investors with as high a level of current income exempt from Federal income tax as is consistent with the preservation of capital and the maintenance of liquidity. The Tax Free Money Market Portfolio invests in a diversified portfolio of short-term Municipal Obligations (as defined herein).


     Shares are offered only to clients of certain securities dealers that have entered into clearing arrangements with Correspondent Services Corporation [CSC], a wholly-owned subsidiary of PaineWebber Incorporated ("PaineWebber"). You can invest, reinvest or redeem shares at any time without charge or penalty imposed by the Fund.


     Mitchell Hutchins Asset Management Inc. (the "Adviser"), a wholly-owned subsidiary of PaineWebber, is each Portfolio's investment adviser.

     BISYS Fund Services Limited Partnership ("BISYS") serves as each Portfolio's administrator and distributor.

     AN INVESTMENT IN A PORTFOLIO IS NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT. THERE CAN BE NO ASSURANCE THAT EACH PORTFOLIO WILL BE ABLE TO MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE.

                              ---------------------

     This Prospectus sets forth concisely information about the Fund and the Portfolios that an investor should know before investing. It should be read and retained for future reference.

     The Statement of Additional Information, dated April 30, 1997, which may be revised from time to time, provides a further discussion of certain areas in this Prospectus and other matters which may be of interest to some investors. It has been filed with the Securities and Exchange Commission and is incorporated herein by reference. The Securities and Exchange Commission maintains a Web site (http://www.sec.gov) that contains the Statement of Additional Information, material incorporated by reference, and other information regarding the Fund and Portfolios. For a free copy of the Statement of Additional Information, write to the Fund at 3435 Stelzer Road, Columbus, Ohio 43219-8020, contact your sales representative or call 1-800-442-3809.

                             ---------------------

     PORTFOLIO SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR ENDORSED OR GUARANTEED BY, ANY BANK, AND ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENTAL AGENCY. PORTFOLIO SHARES INVOLVE CERTAIN INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.
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                               TABLE OF CONTENTS
                                                               PAGE
                                                              ------
Expense Summary.............................................      2
Financial Highlights........................................      3
Yield Information...........................................      5
Description of the Portfolios...............................      5
Management of the Portfolios................................      9
How to Buy Shares...........................................     12
How to Redeem Shares........................................     13
Dividends, Distributions and Taxes..........................     15
General Information.........................................     17
Appendix....................................................    A-1


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     THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES
AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
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
EXPENSE SUMMARY

(AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS)


                                                                 TAX FREE MONEY
                                                 MONEY MARKET        MARKET
                                                   PORTFOLIO        PORTFOLIO
                                                --------------   --------------
Management Fees..............................         .10%             .10%
12b-1 Fees...................................         .60%             .45%*
Other Expenses...............................         .18%*            .20%*

    Total Operating Expenses ........                 .88%*            .75%*

_____________
* After fee waivers and expense reimbursements.

EXAMPLE:

You would pay the following expenses on   1 Year      $  9              $ 8
  a $1,000 investment, assuming (1) 5%    3 Years     $ 28             $ 24
  annual return and (2) redemption at     5 Years     $ 49             $ 42
  the end of each time period:           10 Years     $108             $ 93

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     THE AMOUNTS LISTED IN THE EXAMPLE SHOULD NOT BE CONSIDERED AS
REPRESENTATIVE OF PAST OR FUTURE EXPENSES AND ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE INDICATED. MOREOVER, WHILE THE EXAMPLE ASSUMES A 5% ANNUAL RETURN, EACH PORTFOLIO'S ACTUAL PERFORMANCE WILL VARY AND MAY RESULT IN AN ACTUAL RETURN GREATER OR LESS THAN 5%.

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     The purpose of the foregoing table is to assist you in understanding the costs and expenses borne by a Portfolio, the payment of which will reduce investors' annual return. With respect to the Money Market Portfolio, Other Expenses and Total Operating Expenses, without fee waivers and expense reimbursements, would have been .31% and 1.01%, respectively. With respect to the Tax Free Money Market Portfolio, the expenses noted above have been restated to reflect current 12b-1 Fees and estimated Other Expenses after fee waivers and expense reimbursements; without fee waivers and expense reimbursements, 12b-1 Fees, estimated Other Expenses and Total Operating Expenses would be .60%, .37% and 1.07%, respectively, for the Tax Free Money Market Portfolio. The information in the foregoing table does not reflect any other fee waivers or expense reimbursement arrangements that were in effect for the Portfolios during the last fiscal year or may be in effect for either Portfolio during the current fiscal year. Certain Securities Firms (as defined below) may charge their clients direct fees for effecting transactions in Portfolio shares. See "How to Buy Shares." Long-term investors could pay more in 12b-1 fees than the economic equivalent of paying a front-end sales charge. For a further description of the various costs and expenses incurred in a Portfolio's operation, see "Management of the Portfolios."


FINANCIAL HIGHLIGHTS

     Contained below for each Portfolio is per share operating performance data for a share of common stock outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. The information in the tables has been audited by KPMG Peat Marwick LLP, the Portfolios' independent auditors. Additional financial data, related notes and report of independent auditors accompany the Statement of Additional Information, which is available upon request.


CORRESPONDENT CASH RESERVES MONEY MARKET PORTFOLIO*


                                                          YEAR ENDED DECEMBER 31,                    PERIOD ENDED
                                          --------------------------------------------------------   DECEMBER 31,
                                              1996         1995       1994       1993       1992         1991**
                                          ------------   --------   --------   --------   --------   -------------
Net Asset Value, Beginning of Period....  $     0.9986   $ 0.9975   $ 0.9999   $ 1.0000   $ 1.0000     $ 1.0000
                                          ------------   --------   --------   --------   --------   -------------
Income from investment operations:
  Net investment income.................        0.0462     0.0512     0.0340     0.0245     0.0306       0.0310
  Net realized gains (losses) on
    securities tranactions..............        0.0005     0.0011    (0.0024)   (0.0001)        --           --
                                          ------------   --------   --------   --------   --------   -------------
  Total income from investment
    operations..........................        0.0467     0.0523     0.0316     0.0244     0.0306       0.0310
                                          ------------   --------   --------   --------   --------   -------------
Dividends from net investment income....       (0.0462)   (0.0512)   (0.0340)   (0.0245)   (0.0306)     (0.0310)
                                          ------------   --------   --------   --------   --------   -------------
Net change in net asset value...........        0.0005     0.0011    (0.0024)   (0.0001)        --           --
                                          ------------   --------   --------   --------   --------   -------------
Net Asset Value, End of Period..........  $     0.9991   $ 0.9986   $ 0.9975   $ 0.9999   $ 1.0000     $ 1.0000
                                          ============   ========   =========  =========  ========   =============
Total Return............................          4.72%      5.24%      3.45%      2.48%      3.11%        5.07%(a)
Ratios/Supplemental Data:
  Net assets, end of period (000's).....  $  1,007,265   $779,011   $458,092   $331,210   $267,895     $192,992
  Ratio of expenses to average net
    assets..............................          0.88%      0.85%      0.94%      1.02%      1.12%        0.83%(b)
  Ratio of net investment income to
    average net assets..................          4.65%      5.14%      3.47%      2.44%      3.01%        4.99%(b)
  Ratio of expenses to average net
    assets***...........................          1.01%(c)     1.03%     1.12%     1.20%      1.35%        1.16%(b)
  Ratio of net investment income to
    average net assets***...............          4.53%      4.96%      3.29%      2.26%      2.78%        4.66%(b)

------------------------------
 *  Prior to December 31, 1996, the Money Market Portfolio offered two classes of shares--Retail Shares and Institutional Shares.  The information in the table is for the Portfolio's Retail Shares.
**  For the period May 20, 1991 (commencement of operations) through December
    31, 1991.
*** During the period, certain fees and expenses were voluntarily waived and/or reimbursed. If such voluntary reductions and/or reimbursements had not occurred, the ratios would have been as indicated.
(a) Total return is not annualized, as it may not be representative of the total return for the year.
(b) Annualized.
(c) During the year ended December 31, 1996, the Portfolio received credits from its custodian for interest earned on uninvested cash balances which were used to offset custodian fees. If such credits had not occurred, the expense ratio would have been as indicated. The ratio of net investment income was not affected.

CORRESPONDENT CASH RESERVES TAX FREE MONEY MARKET PORTFOLIO


                                                  FOR THE PERIOD
                                                  FROM OCTOBER 7,
                                                  1996 THROUGH
                                                  DECEMBER 31, 1996*
Net Asset Value, Beginning of Period..............     $ 1.0000
                                                    --------------
Income from investment operations:
  Net investment income...........................       0.0100
                                                    --------------
  Net income from investment operations...........       0.0100
                                                    --------------
Dividends from net investment income..............      (0.0100)
                                                    --------------
Net change in net asset value.....................       0.0000
                                                    --------------
Net Asset Value, End of Period....................     $ 1.0000
                                                    ==============
Total Return......................................         0.66%(a)
Ratios/Supplemental Data:
  Net assets, end of period (000's)...............     $ 80,409
  Ratio of expenses to average net assets.........         0.74%(b)
  Ratio of net investment income to average net
    assets........................................         2.80%(b)
  Ratio of expenses to average net assets**.......         1.20%(b)(c)
  Ratio of net investment income to average net
    assets**......................................         2.34%(b)

------------------------------
 * Period from commencement of operations.
** During the period, certain fees and expenses were voluntarily waived and/or reimbursed. If such voluntary reductions and/or reimbursements had not occurred, the ratios would have been as indicated.
(a) Not annualized.
(b) Annualized.
(c) During the period ended December 31, 1996, the Portfolio received credits from its custodian for interest earned on uninvested cash balances which were used to offset custodian fees. If such credits had not occurred, the expense ratio would have been as indicated. The ratio of net investment income was not affected.


YIELD INFORMATION

     From time to time, each Portfolio will advertise its yield and effective yield. Both yield figures are based on historical earnings and are not intended to indicate future performance. It can be expected that these yields will fluctuate substantially. The yield of a Portfolio refers to the income generated by an investment in the Portfolio over a seven-day period (which period will be stated in the advertisement). This income is then annualized. That is, the amount of income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment. The effective yield is calculated similarly but, when annualized, the income earned by an investment in the Portfolio is assumed to be reinvested. The effective yield will be slightly higher than the yield because of the compounding effect of this assumed reinvestment. A Portfolio's yield and effective yield may reflect absorbed expenses pursuant to any undertaking that may be in effect.

     With respect to the Tax Free Money Market Portfolio, tax equivalent yield is calculated by determining the pre-tax yield which, after being taxed at a stated rate, would be equivalent to a stated yield or effective yield calculated as described above.

     Yield information is useful in reviewing a Portfolio's performance, but because yields will fluctuate, under certain conditions such information may not provide a basis for comparison with domestic bank deposits, other investments which pay a fixed yield for a stated period of time, or other investment companies which may use a different method of computing yield.

     Comparative performance information may be used from time to time in advertising or marketing each Portfolio's shares, including data from Lipper Analytical Services, Inc., Bank Rate Monitor-TM-, IBC's Money Fund Report-TM-, Morningstar, Inc., other industry publications and national financial publications, including MONEY, FORBES, BARRON'S, THE WALL STREET JOURNAL and THE NEW YORK TIMES, or local or regional publications.


DESCRIPTION OF THE PORTFOLIOS

INVESTMENT OBJECTIVE

     Each Portfolio seeks to provide investors with as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity and, in the case of the Tax Free Money Market Portfolio, exempt from Federal income tax. Each Portfolio's investment objective cannot be changed without approval by the holders of a majority (as defined in the Investment Company Act of 1940, as amended (the "1940 Act")) of such Portfolio's outstanding voting shares. There can be no assurance that each Portfolio's investment objective will be achieved. Securities in which each Portfolio invests may not earn as high a level of current income as long-term or lower quality securities which generally have less liquidity, greater market risk and more fluctuation in market value.

MANAGEMENT POLICIES

     Each Portfolio seeks to maintain a net asset value of $1.00 per share for purchases and redemptions. To do so, the Fund uses the amortized cost method of valuing each Portfolio's securities pursuant to Rule 2a-7 under the 1940 Act, which includes various maturity, quality and diversification requirements, certain of which are summarized below.

     In accordance with Rule 2a-7, each Portfolio is required to maintain a dollar-weighted average portfolio maturity of 90 days or less, purchase only instruments having remaining maturities of 397 days or less and invest only in U.S. dollar denominated securities determined in accordance with procedures established by the Board of Directors to present minimal credit risks and which are rated in one of the two highest rating categories for debt obligations by at least two nationally recognized statistical rating organizations ("NRSRO") (or one NRSRO if the instrument was rated by only one such organization) or, if unrated, are of comparable quality as determined in accordance with procedures established by the Board of Directors. The Board of Directors has delegated to the Adviser the day-to-day operations of each Portfolio; however, the Board of Directors retains ultimate responsibility for compliance with Rule 2a-7 under the 1940 Act. The NRSROs currently rating instruments of the type each Portfolio may purchase are Moody's Investors Service, Inc., Standard & Poor's Ratings Group, Duff & Phelps Credit Rating Co., Fitch Investors Service, L.P., IBCA Limited and IBCA Inc., and Thomson BankWatch, Inc. and their rating criteria are described in the "Appendix" to the Statement of Additional Information. For further information regarding the amortized cost method of valuing securities, see "Determination of Net Asset Value" in the Statement of Additional Information. There can be no assurance that each Portfolio will be able to maintain a stable net asset value of $1.00 per share.

    - The MONEY MARKET PORTFOLIO invests in U.S. dollar denominated short-term money market obligations, including securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities, certificates of deposit, time deposits, bankers' acceptances and other short-term obligations issued by domestic banks, foreign branches of domestic banks, foreign subsidiaries of domestic banks, and domestic and foreign branches of foreign banks, repurchase agreements, asset-backed securities, and high quality domestic and foreign commercial paper and other high quality short-term corporate obligations, such as floating or variable rate U.S. dollar denominated demand notes and bonds. The Money Market Portfolio invests in U.S. dollar denominated obligations issued or guaranteed by one or more foreign governments or any of their political subdivisions, agencies or instrumentalities, including obligations of supranational entities. See "Appendix -- Portfolio Securities." The Money Market Portfolio also may lend securities from its portfolio and enter into reverse repurchase agreements. See "Appendix -- Investment Practices." During normal market conditions, at least 25% of the Money Market Portfolio's total assets will be invested in domestic and/or foreign bank obligations. See "Investment Considerations and Risk Factors" below.

    - The TAX FREE MONEY MARKET PORTFOLIO invests at least 80% of the value of its net assets (except when maintaining a temporary defensive position) in Municipal Obligations. Municipal Obligations are debt obligations issued by states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities, or multi-state agencies or authorities, the interest from which is, in the opinion of bond counsel to the issuer, exempt from Federal income tax. See "Appendix -- Portfolio Securities."

     From time to time, the Tax Free Money Market Portfolio may invest more than 25% of the value of its total assets in industrial development bonds which, although issued by industrial development authorities, may be backed only by the assets and revenues of the non-governmental users. Interest on Municipal Obligations (including certain industrial development bonds) which are specified private activity bonds, as defined in the Internal Revenue Code of 1986, as amended (the "Code"), issued after August 7, 1986, while exempt from Federal income tax, is a preference item for the purpose of the alternative minimum tax. Where a regulated investment company receives such interest, a proportionate share of any exempt-interest dividend paid by the investment company may be treated as such a preference item to shareholders. The Tax Free Money Market Portfolio will invest no more than 20% of the value of its net assets in Municipal Obligations the interest from which gives rise to a preference item for the purpose of the alternative minimum tax and, except for temporary defensive purposes, in other investments subject to Federal income tax.

     From time to time, on a temporary basis other than for temporary defensive purposes (but not to exceed 20% of the value of the Tax Free Money Market Portfolio's net assets) or for temporary defensive purposes, the Tax Free Money Market Portfolio may invest in taxable money market instruments of the type in which the Money Market Portfolio may invest. Dividends paid by the Tax Free Money Market Portfolio that are attributable to income earned by it from these securities will be taxable to investors. See "Dividends, Distributions and Taxes." If the Tax Free Money Market Portfolio purchases taxable money market instruments the Fund will value them using the amortized cost method and comply with the provisions of Rule 2a-7 relating to purchases of taxable instruments. Under normal market conditions, the Fund anticipates that not more than 5% of the value of the Tax Free Money Market Portfolio's total assets will be invested in any one category of these securities. See "Appendix -- Portfolio Securities."

INVESTMENT CONSIDERATIONS AND RISK FACTORS


     GENERAL. Each Portfolio will attempt to increase yields by trading to take advantage of short-term market variations. This policy is expected to result in high portfolio turnover but should not adversely affect the Portfolios since usually neither Portfolio will pay brokerage commissions on purchases of short-term debt obligations. The value of the securities held by each Portfolio will vary inversely to changes in prevailing interest rates. Thus, if interest rates have increased from the time a security was purchased, such security, if sold, might be sold at a price less than its cost. Similarly, if interest rates have declined from the time a security was purchased, such security, if sold, might be sold at a price greater than its purchase cost. In either instance, if the security was purchased at face value and held to maturity, no gain or loss will be realized.

     BANK SECURITIES. (Money Market Portfolio only) To the extent the Money Market Portfolio's investments are concentrated in the banking industry, it will have correspondingly greater exposure to the risk factors which are characteristic of such investments. Sustained increases in interest rates can adversely affect the availability or liquidity and cost of capital funds for lending activities, and a deterioration in general economic conditions could increase the exposure to credit losses. In addition, the value of and the investment return on the Money Market Portfolio's shares will be affected by economic or regulatory developments in or related to the banking industry, and competition within the banking industry as well as with other types of financial institutions. The Money Market Portfolio, however, will seek to minimize its exposure to such risks by investing only in debt securities which are determined to be of high quality.

     FOREIGN SECURITIES. (Money Market Portfolio only) Since the Money Market Portfolio may invest in securities issued by foreign governments and any of their political subdivisions, agencies or instrumentalities, and by foreign branches of domestic banks, foreign subsidiaries of domestic banks, domestic and foreign branches of foreign banks, and commercial paper issued by foreign issuers, it may be subject to additional investment risks with respect to those securities that are different in some respects from those incurred by a fund which invests only in debt obligations of U.S. domestic issuers. Such risks include possible adverse political and economic developments, seizure or nationalization of foreign deposits, or the adoption of governmental restrictions which might adversely affect or restrict the payment of principal and interest on these securities to investors located outside the country of the issuer.

     INVESTING IN MUNICIPAL OBLIGATIONS. (Tax Free Money Market Portfolio only) The Tax Free Money Market Portfolio may invest more than 25% of the value of its total assets in Municipal Obligations which are related in such a way that an economic, business or political development or change affecting one such security also would affect the other securities; for example, securities the interest upon which is paid from revenues of similar types of projects, or securities whose issuers are located in the same state. As a result, the Tax Free Money Market Portfolio may be subject to greater risk as compared to a fund that does not follow this practice.

     Certain municipal lease/purchase obligations in which the Tax Free Money Market Portfolio may invest may contain "non-appropriation" clauses which provide that the municipality has no obligation to make lease payments in future years unless money is appropriated for such purpose on a yearly basis. Although "non-appropriation" lease/purchase obligations are secured by the leased property, disposition of the leased property in the event of foreclosure might prove difficult. In evaluating the credit quality of a municipal lease/purchase obligation that is unrated, the Adviser will consider, on an ongoing basis, a number of factors including the likelihood that the issuing municipality will discontinue appropriating funding for the leased property.

     Certain provisions in the Code relating to the issuance of Municipal Obligations may reduce the volume of Municipal Obligations qualifying for Federal tax exemption. One effect of these provisions could be to increase the cost of the Municipal Obligations available for purchase by the Portfolio and thus reduce available yield. Shareholders should consult their tax advisers concerning the effect of these provisions on an investment in the Tax Free Money Market Portfolio. Proposals that may restrict or eliminate the income tax exemption for interest on Municipal Obligations may be introduced in the future. If any such proposal were enacted that would reduce the availability of Municipal Obligations for investment by the Tax Free Money Market Portfolio so as to adversely affect Portfolio shareholders, the Portfolio would reevaluate its investment objective and policies and submit possible changes in the Portfolio's structure to shareholders for their consideration. If legislation were enacted that would treat a type of Municipal Obligation as taxable, the Tax Free Money Market Portfolio would treat such security as a permissible taxable investment within the applicable limits set forth herein.

     SIMULTANEOUS INVESTMENTS. Investment decisions for each Portfolio are made independently from those of the Fund's other portfolios and other investment companies or accounts managed by the Adviser. However, if such other entities desire to invest in, or dispose of, the same securities as a Portfolio, available investments or opportunities for sales will be allocated equitably to each of them. In some cases, this procedure may adversely affect the size of the position obtained for or disposed of by a Portfolio or the price paid or received by the Portfolio.


MANAGEMENT OF THE PORTFOLIOS

BOARD OF DIRECTORS


     The business affairs of the Fund are managed under the general supervision of its Board of Directors. The Portfolios' Statement of Additional Information contains the name and general business experience of each Director.

INVESTMENT ADVISER

     Mitchell Hutchins Asset Management Inc., located at 1285 Avenue of the Americas, New York, New York 10019, serves as each Portfolio's investment adviser. The Adviser is a wholly-owned subsidiary of PaineWebber organized in May 1977. The Adviser is registered as a broker-dealer under the Securities Exchange Act of 1934 and as an investment adviser under the Investment Advisers Act of 1940. As of December 31, 1996, the Adviser served as adviser or sub-adviser to 30 investment companies with 64 investment portfolios having aggregate assets in excess of $ 43.9 billion.

     The Adviser supervises and assists in the overall management of each Portfolio's affairs under an Investment Advisory Agreement between the Adviser and the Fund, subject to the authority of the Fund's Board of Directors in accordance with Maryland law.

     For the fiscal year ended December 31, 1996, the Money Market Portfolio paid the Adviser a monthly advisory fee at the annual rate of .10 of 1% of the value of the Money Market Portfolio's average daily net assets. Under the terms of the Investment Advisory Agreement, the Tax Free Money Market Portfolio also agreed to pay the Adviser a monthly fee at the annual rate of .10 of 1% of the value of the Portfolio's average daily net assets. For the period October 7, 1996 (commencement of operations) through December 31, 1996, the Tax Free Money Market Portfolio paid the Adviser a monthly advisory fee at the effective annual rate of .05 of 1% of the value of the Tax Free Money Market Portfolio's average daily net assets, pursuant to an undertaking by the Adviser.

     In addition, under the terms of a Special Management Services Agreement among the Fund, the Adviser and BISYS, each Portfolio has agreed to pay the Adviser and BISYS each a monthly fee at the annual rate of .05 of 1% of the value of the Portfolio's average daily net assets for certain services, other than those provided pursuant to the Portfolios' Distribution Plan. These services include developing and monitoring customized investor programs including individual retirement accounts and other ERISA options, automatic deposit and withdrawal programs and other programs requested by Securities Firms (as defined below). For the fiscal year ended December 31, 1996, neither Portfolio paid the Adviser or BISYS a fee pursuant to the Special Management Services Agreement.

ADMINISTRATOR AND DISTRIBUTOR

     BISYS Fund Services Limited Partnership, located at 3435 Stelzer Road, Columbus, Ohio 43219-8001, serves as each Portfolio's administrator and distributor. BISYS currently provides administrative or sub-administrative services to, and distributes the shares of, other investment companies with over $120 billion in assets. BISYS is a wholly-owned subsidiary of The BISYS Group, Inc.

     Under its Administration Agreement with the Fund, BISYS generally assists in all aspects of the Fund's operations, other than providing investment advice, subject to the authority of the Fund's Board of Directors in accordance with Maryland law. In connection therewith, BISYS provides the Fund with office facilities, personnel, and certain clerical and bookkeeping services (e.g., preparation of reports to shareholders and the Securities and Exchange Commission and filing of Federal, state and local income tax returns) that are not being furnished by The Bank of New York, the Fund's Custodian.

     For the fiscal year ended December 31, 1996, the Money Market Portfolio paid the Administrator a monthly administration fee at the annual rate of .10 of 1% of the value of the Money Market Portfolio's average daily net assets. Under the terms of the Administration Agreement, the Tax Free Money Market Portfolio also agreed to pay BISYS a monthly fee at the annual rate of .10 of 1% of the value of the Portfolio's average daily net assets. For the period October 7, 1996 (commencement of operations) through December 31, 1996, no administration fee was paid by the Tax Free Money Market Portfolio, pursuant to an undertaking by BISYS.

     As described above, under the terms of the Special Management Services Agreement, each Portfolio also has agreed to pay BISYS a monthly fee at the annual rate of .05 of 1% of the value of the Portfolio's average daily net assets.

     As distributor, BISYS makes a continuous offering of each Portfolio's shares and bears the costs and expenses of printing and distributing to prospective investors copies of any prospectuses, statements of additional information and annual and interim reports of the Portfolios (after such items have been prepared and set in type by the Fund) which are used in connection with the offering of shares, and the costs and expenses of preparing, printing and distributing any other literature used by BISYS in connection with the offering of the Portfolios' shares for sale to the public.

DISTRIBUTION PLAN

     Under a distribution plan adopted by the Fund's Board of Directors pursuant to Rule 12b-1 under the 1940 Act (the "Distribution Plan"), each Portfolio is authorized to pay Correspondent Services Corporation [CSC] and correspondent firms a monthly fee at the annual rate of up to .60 of 1% of the Portfolio's average daily net assets represented by shares held in accounts serviced by Correspondent Services Corporation [CSC] and such firms. Such fees are paid pursuant to an agreement between the Fund and Correspondent Services Corporation [CSC]. Such fees will be paid in respect of certain services provided by such firms, including answering client inquiries regarding a Portfolio; assisting clients in changing dividend options, account designations and addresses; performing subaccounting; establishing and maintaining shareholder accounts and records; processing purchase and redemption transactions; investing client cash account balances automatically in Portfolio shares; providing periodic statements showing a client's account balance and integrating such statements with those of other transactions and balances in the client's other accounts serviced by such firm; arranging for bank wires; and such other services as the clients may request.

CUSTODIAN AND TRANSFER AGENT

     The Bank of New York, 90 Washington Street, New York, New York 10286, is the Fund's Custodian (the "Custodian"). BISYS Fund Services Ohio, Inc., an affiliate of BISYS, located at 3435 Stelzer Road, Columbus, Ohio 43219-8001, is the Fund's Transfer and Dividend Disbursing Agent (the "Transfer Agent").

EXPENSES

     All expenses incurred in the operation of the Fund are borne by the Fund, except to the extent specifically assumed by others. The expenses borne by the Fund include: organizational costs, taxes, interest, brokerage fees and commissions, if any, fees of Directors who are not officers, directors, employees or holders of 5% or more of the outstanding voting securities of the Adviser or BISYS, or any of their affiliates, Securities and Exchange Commission fees, state Blue Sky qualification fees, advisory and administration fees, charges of custodians, transfer and dividend disbursing agents' fees, certain insurance premiums, industry association fees, auditing and legal expenses, costs of maintaining corporate existence, costs of independent pricing services, costs attributable to investor services (including, without limitation, telephone and personnel expenses), costs of calculating the net asset value of each Portfolio's shares, costs of shareholders' reports and corporate meetings, costs of preparing and printing prospectuses and statements of additional information for regulatory purposes and for distribution to existing shareholders, and any extraordinary expenses. Expenses attributable to a Portfolio are charged against the assets of the Portfolio; other expenses of the Fund are allocated among the Fund's portfolios on the basis determined by the Board of Directors, including, but not limited to, proportionately in relation to the net assets of each portfolio.

                               HOW TO BUY SHARES

GENERAL

     Shares may be purchased only by clients of certain securities dealers that have entered into securities clearing arrangements with Correspondent Services Corporation [CSC] (the "Securities Firms"). Such clients may include qualified retirement plans, including pension and profit-sharing plans, whether established by corporations, partnerships or self-employed individuals, and individual retirement accounts ("Retirement Plans"). It is not recommended that the Tax Free Money Market Portfolio be used as a vehicle for Keogh Plans, IRAs or other qualified retirement plans, because such plans are otherwise entitled to tax deferred benefits. Certificates representing shares of a Portfolio will not be issued. The Fund reserves the right to reject any purchase order.

          The minimum initial investment for Retirement Plans is $25. The Fund requires no minimum initial or subsequent investment amounts for other investors. Certain Securities Firms may impose minimum investment amounts for purchases of Portfolio shares by their clients. You should consult your Securities Firm in this regard.

     Shares are sold on a continuous basis at the net asset value per share next determined after an order in proper form and Federal Funds (monies of member banks within the Federal Reserve System which are held on deposit at a Federal Reserve Bank) are received by the Transfer Agent. See "Terms of Purchase" below.

PAYMENTS THROUGH SECURITIES FIRMS

     ALL ORDERS MUST BE MADE THROUGH YOUR SECURITIES FIRM. The Securities Firm will transmit your payment to the Fund and will supply the Fund with the required information. It is your Securities Firm's responsibility to transmit your order properly on a timely basis.

WIRE ORDERS

          If you have opened a Portfolio account, you may make subsequent purchases by wire. Information on remitting funds in this manner may be obtained from your Securities Firm. You should consult your Securities Firm, for information on any fees that may be charged directly for wires.

TERMS OF PURCHASE

     If your purchase order is received by the Transfer Agent by 12:00 noon, Eastern time, on a business day (which, as used herein, shall include each day that the New York Stock Exchange and the Fund's Custodian are open for business), and Federal Funds are received by the Transfer Agent by 4:00 p.m., Eastern time, on that day, shares will be purchased as of 12:00 noon, Eastern time, on such business day. If your purchase order is received after 12:00 noon, Eastern time, on a given day, or Federal Funds are received after 4:00 p.m., Eastern time, on such day, shares will be purchased as of 12:00 noon, Eastern time, on the next business day.

     Each Portfolio's net asset value per share is determined as of 12:00 noon, Eastern time, on each business day. Net asset value per share is computed by dividing the value of the Portfolio's net assets (i.e., the value of its assets less liabilities) by the total number of its shares outstanding. See "Determination of Net Asset Value" in the Statement of Additional Information.

     Federal regulations require that you provide a certified Taxpayer Identification Number upon opening or reopening an account. See "Dividends, Distributions and Taxes" for further information concerning this requirement.

                              HOW TO REDEEM SHARES

GENERAL

          You may request redemption of your shares at any time through your Securities Firm. Retirement Plan should consult their tax advisers regarding possible adverse tax consequences in connection with the redemption of shares. Redemption requests may be made as described below. When a request is received in proper form, the Fund will redeem the shares at the next determined net asset value.

     The Fund ordinarily will make payment for all shares redeemed within seven days after receipt by the Transfer Agent of a redemption request in proper form, except as provided by the rules of the Securities and Exchange Commission.

     The Fund understands that, if you cease to be a client of a Securities Firm, or if your Securities Firm's clearing arrangement with Correspondent Services Corporation [CSC] is discontinued, the Securities Firm will cancel your Fund account and request the Transfer Agent to remit the proceeds of your redeemed shares, together with all accrued and unpaid dividends to which you are entitled. You should consult your Securities Firm in this regard.

     The Fund reserves the right to redeem your account at its option upon not less than 45 days' written notice if your account's net asset value is $500 or less, for reasons other than market conditions, and remains so during the notice period. Certain Securities Firms may impose, with respect to their clients' investments in a Portfolio, a minimum account balance which is higher than that specified above.

PROCEDURES

     REDEMPTION BY CHECK. If you desire to use check redemption, you should consult your Securities Firm to determine its availability. At your Securities Firm's request, the Transfer Agent will provide you with redemption checks if you have a $1,000 minimum account. These checks may be made payable to the order of any person in an amount not less than $100. The payee of the check may cash or deposit the check. When a check is presented to the Transfer Agent for payment, the Transfer Agent will present the check to the Fund as authority to redeem a sufficient number of full and fractional shares in your account to cover the amount of the check. You continue earning daily dividends until the check is cleared. There currently is no charge for the use of checks; however, the Transfer Agent may impose a charge for stopping payment of a check upon your request, or if the check cannot be honored due to insufficient funds or other valid reason. The Fund or the Transfer Agent may modify or terminate the check redemption privilege at any time upon notice to shareholders.

     Retirement Plans should contact their Securities Firms for information on check redemption services.

     REPURCHASE THROUGH SECURITIES FIRMS. The Fund will repurchase shares through Securities Firms. The Fund ordinarily will accept orders to repurchase shares by wire or telephone from Securities Firms for their customers at the net asset value next computed after receipt of the order from the Securities Firm, provided that such request for repurchase is received from the Securities Firm prior to 12:00 noon, Eastern time, on any business day. It is your Securities Firm's responsibility to transmit your repurchase order properly on a timely basis.

     These repurchase arrangements are for the convenience of shareholders and do not involve a charge by the Fund; however, Securities Firms may impose a charge on the shareholder for transmitting the notice of repurchase to the Fund. The Fund reserves the right to reject any order for repurchases through a Securities Firm, but it may not reject other properly submitted requests for redemption as described herein. The Fund promptly will notify the Securities Firm of any rejection of a repurchase. For shareholders repurchasing through their Securities Firm, payments will be made by the Transfer Agent to the Securities Firm.

     AUTOMATIC WITHDRAWAL PLAN. If you desire to participate in the Automatic Withdrawal Plan, you should consult your Securities Firm to determine its availability and any conditions which may be imposed on its use. The Automatic Withdrawal Plan permits you to request withdrawal of a specified dollar amount (minimum of $50) on either a monthly, quarterly, semi-annual or annual basis if you have a $1,000 minimum account. The automatic withdrawal will be made on the first or fifteenth day, at your option, of the period selected. Redemption proceeds will be on deposit in your designated account at an Automated Clearing House member bank ordinarily within two days following redemption. To participate in the Automatic Withdrawal Plan, you must supply your Securities Firm with the necessary information. Your participation in the Automatic Withdrawal Plan may be ended at any time by you, your Securities Firm, the Fund or the Transfer Agent.

     Retirement Plan participants who are eligible for distributions from their Retirement Plan may participate in the Automatic Withdrawal Plan. The Automatic Withdrawal Plan, however, is not available to Retirement Plan participants who have elected to have income taxes withheld from their Retirement Plan distributions. Retirement Plan participants should consult the administrator, trustee or custodian of their Retirement Plan concerning eligibility to participate in the Automatic Withdrawal Plan and the timing and consequences of distributions from a Retirement Plan. Retirement Plans should contact their Securities Firms for further information on the Automatic Withdrawal Plan.

     AUTOMATIC REDEMPTION. Correspondent Services Corporation [CSC] carries securities accounts and performs clearing services for the Securities Firms and has instituted an automatic redemption procedure applicable to Portfolio shareholders. This procedure may be used to satisfy amounts due from you as a result of purchases of securities or other transactions in your securities account. Under this procedure, unless you notify your Securities Firm to the contrary, your securities account will be scanned each business day prior to 12:00 noon, Eastern time, and after application of any cash balances in the account, a sufficient number of Portfolio shares may be redeemed at the 12:00 noon, Eastern time, pricing that day to satisfy any amounts for which you are obligated to make payment to your Securities Firm. Redemptions will be effected on the business day preceding the date you are obligated to make such payment, and your Securities Firm will receive the redemption proceeds on the day following the redemption date.

DIVIDENDS, DISTRIBUTIONS AND TAXES

     Each Portfolio declares dividends from net investment income on each day the Portfolio is open for business. Dividends usually are paid on or about the fifteenth day of each month, and are automatically reinvested in additional shares at net asset value or, at your option, paid in cash. Each Portfolio's earnings for Saturdays, Sundays and holidays are declared as dividends on the preceding business day. Shares begin accruing dividends on the day the purchase order is received in proper form by the Transfer Agent, if received by 12:00 noon, Eastern time, on such day, and continue to earn dividends through the day before a redemption order for such shares is processed by the Transfer Agent. If you redeem all shares in your account at any time during the month, all dividends to which you are entitled will be paid to you along with the proceeds of the redemption.

     Distributions from net realized securities gains, if any, are declared and paid once a year, but a Portfolio may make distributions on a more frequent basis to comply with the distribution requirements of the Code, in all events in a manner consistent with the provisions of the 1940 Act. Dividends and distributions ordinarily are reinvested in additional shares of the Portfolio from which they were paid at net asset value. You may elect to receive dividends and distributions in cash by contacting your Securities Firm. Dividends and distributions paid in cash to Retirement Plans which are distributed to such Plans' participants, however, may be subject to additional tax. Retirement Plans should consult their tax advisers concerning possible tax consequences of contributions to or distributions from Retirement Plans. All expenses are accrued daily and deducted before declaration of dividends to investors.

     If you elect to receive distributions in cash and your distribution checks
(1) are returned to the Fund marked "undeliverable" or (2) remain uncashed for six months, your cash election will be changed automatically and your future dividend and capital gains distributions will be reinvested in Portfolio shares at the net asset value determined as of the date of payment of the distribution. In addition, any such undeliverable checks or checks that remain uncashed for six months will be canceled and will be reinvested in shares of the Portfolio from which they were paid at the net asset value determined as of the date of cancellation.

     Dividends paid by the Money Market Portfolio derived from interest and dividends paid by the Tax Free Money Market Portfolio derived from taxable investments, together with distributions from any net realized short-term securities gains, generally are taxable to investors as ordinary income, whether received in cash or reinvested in additional Portfolio shares. Distributions from net realized long-term securities gains, if any, generally are taxable as long-term capital gains regardless of how long shareholders have held their shares and whether such distributions are received in cash or reinvested in additional Portfolio shares. Dividends and distributions may be subject to certain state and local taxes. No dividend will qualify for the dividends-received deduction allowable to certain corporations.

     Except for dividends from taxable investments, the Fund anticipates that substantially all dividends paid by the Tax Free Money Market Portfolio will not be subject to Federal income tax. Although all or a substantial portion of the dividends paid by the Tax Free Money Market Portfolio may be excluded by shareholders of the Portfolio from their gross income for Federal income tax purposes, the Portfolio may purchase specified private activity bonds, the interest from which may be (i) a preference item for purposes of the alternative minimum tax, or (ii) a factor in determining the extent to which the Social Security benefits of a beneficial holder of the Portfolio's shares are taxable. If the Tax Free Money Market Portfolio purchases such securities, the portion of its dividends related thereto will not necessarily be tax exempt to a beneficial holder of the Portfolio's shares who is subject to the alternative minimum tax and/or tax on Social Security benefits and may cause such investor to be subject to such taxes.

     Taxable dividends derived from net investment income and distributions from net realized short-term securities gains paid by a Portfolio to a foreign investor generally are subject to U.S. nonresident withholding taxes at the rate of 30%, unless the foreign investor claims the benefit of a lower rate specified in a tax treaty. Distributions from net realized long-term securities gains paid by a Portfolio to a foreign investor generally will not be subject to U.S. nonresident withholding tax. However, such distributions may be subject to backup withholding, as described below, unless the foreign investor certifies his non-U.S. residency status.

     Federal regulations generally require the Fund to withhold ("backup withholding") and remit to the U.S. Treasury 31% of dividends and distributions from net realized securities gains of a Portfolio paid to a shareholder if such shareholder fails to certify either that the Taxpayer Identification Number furnished in connection with opening an account is correct, or that such shareholder has not received notice from the Internal Revenue Service of being subject to backup withholding as a result of a failure to properly report taxable dividend or interest income on a Federal income tax return. Furthermore, the Internal Revenue Service may notify the Fund to institute backup withholding if the Internal Revenue Service determines a shareholder's Taxpayer Identification Number is incorrect or if a shareholder has failed to properly report taxable dividend and interest income on a Federal income tax return.

     A Taxpayer Identification Number is either the Social Security number or employer identification number of the record owner of the account. Any tax withheld as a result of backup withholding does not constitute an additional tax imposed on the record owner of the account, and may be claimed as a credit on the record owner's Federal income tax return.

     Notice as to the tax status of your dividends and distributions is mailed to you annually from your Securities Firm. You also will be sent periodic summaries of your account which will include information as to dividends and distributions from securities gains, if any, paid during the year. For the Tax Free Money Market Portfolio, these statements will set forth the dollar amount of income exempt from Federal tax and the dollar amount, if any, subject to Federal tax. These dollar amounts will vary depending on the size and length of time of the investor's investment in the Tax Free Money Market Portfolio. If the Tax Free Money Market Portfolio pays dividends derived from taxable income, it intends to designate as taxable the same percentage of the day's dividend as the actual taxable income earned on that day bears to total income earned on that day. Thus, the percentage of the dividend designated as taxable, if any, may vary from day to day.

     The Adviser believes that each Portfolio has qualified for the fiscal year ended December 31, 1996 as a "regulated investment company" under the Code. Each Portfolio intends to continue to so qualify so long as such qualification is in the best interests of its shareholders. Qualification relieves the Portfolio of any liability for Federal income tax to the extent its earnings are distributed in accordance with applicable provisions of the Code. The Code subjects regulated investment companies, such as the Portfolios, to a non-deductible 4% excise tax to the extent that such investment companies do not distribute a very substantial portion of their taxable investment income and capital gains, generally determined on a calendar year basis.

     You should consult your tax adviser regarding specific questions as to Federal, state or local taxes.

GENERAL INFORMATION

     The Fund was incorporated under Maryland law on March 6, 1990, and commenced operations on August 28, 1990. The Fund is authorized to issue 12 billion 500 million shares of Common Stock (with 2 billion 500 million allocated to the Money Market Portfolio and 1 billion allocated to the Tax Free Money Market Portfolio), par value $.001 per share. Each share has one vote.

     Unless otherwise required by the 1940 Act, ordinarily it will not be necessary for the Fund to hold annual meetings of shareholders. As a result, shareholders may not consider each year the election of Directors or the appointment of auditors. However, pursuant to the Fund's By-Laws, the holders of at least 10% of the shares outstanding and entitled to vote may require the Fund to hold a special meeting of shareholders for purposes of removing a Director from office or for any other purpose. Shareholders may remove a Director by the affirmative vote of a majority of the Fund's outstanding voting shares. In addition, the Board of Directors will call a meeting of shareholders for the purpose of electing Directors if, at any time, less than a majority of the Directors then holding office have been elected by shareholders.

     The Fund is a "series fund," which is a mutual fund divided into separate portfolios, each of which is treated as a separate entity for certain matters under the 1940 Act and for other purposes. A shareholder of one portfolio is not deemed to be a shareholder of any other portfolio. For certain matters Fund shareholders vote together as a group; as to others they vote separately by portfolio. By this Prospectus, shares of the Money Market Portfolio and Tax Free Money Market Portfolio are being offered. From time to time, other portfolios may be established and sold pursuant to other offering documents.

     To date, 14 portfolios of shares have been authorized. The other portfolios are not being offered by this Prospectus. All consideration received by the Fund for shares of one of the portfolios and all assets in which such consideration is invested, belong to that portfolio (subject only to the rights of creditors of the Fund) and will be subject to the liabilities related thereto. The income and expenses attributable to one portfolio are treated separately from those of the other portfolios.

     The Transfer Agent maintains a record of your ownership. Your Securities Firm, will send you confirmations and statements of account.

     Shareholder inquiries may be made by writing to The Infinity Mutual Funds, Inc., CCR Funds, P.O. Box 163879, Columbus, Ohio 43272-5099.

     NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS AND IN THE FUND'S OFFICIAL SALES LITERATURE IN CONNECTION WITH THE OFFER OF THE FUND'S SHARES, AND, IF GIVEN OR MADE, SUCH OTHER INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUND. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER IN ANY STATE IN WHICH, OR TO ANY PERSON TO WHOM, SUCH OFFERING MAY NOT LAWFULLY BE MADE.

                                    APPENDIX

PORTFOLIO SECURITIES

     To the extent set forth above and except as noted below, each Portfolio may invest in the following securities:

     U.S. GOVERNMENT OBLIGATIONS. Each Portfolio may invest in securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities. Such securities include U.S. Treasury securities, such as bills, notes, bonds and certificates of indebtedness, which differ in their interest rates, maturities and times of issuance, and issues of U.S. Government agencies and instrumentalities established under the authority of an act of Congress. Some obligations issued or guaranteed by U.S. Government agencies and instrumentalities, for example, Government National Mortgage Association pass-through certificates, are supported by the full faith and credit of the U.S. Treasury; others, such as those of the Federal Home Loan Banks, by the right of the issuer to borrow from the Treasury; others, such as those issued by the Federal National Mortgage Association, by discretionary authority of the U.S. Government to purchase certain obligations of the agency or instrumentality; and others, such as those issued by the Student Loan Marketing Association, only by the credit of the agency or instrumentality. These securities bear fixed, floating or variable rates of interest. Interest may fluctuate based on generally recognized reference rates or the relationship of rates. While the U.S. Government provides financial support to such U.S. Government-sponsored agencies or instrumentalities, no assurance can be given that it will always do so, since it is not so obligated by law. The Portfolio will invest in such securities only when it is satisfied that the credit risk with respect to the issuer is minimal.

     FOREIGN GOVERNMENT OBLIGATIONS; SECURITIES OF SUPRANATIONAL ENTITIES. The Money Market Portfolio may invest in obligations issued or guaranteed by one or more foreign governments or any of their political subdivisions, agencies or instrumentalities that are determined by the Board of Directors to be of comparable quality to the other obligations in which the Portfolio may invest. Such securities also include debt obligations of supranational entities. Supranational entities include international organizations designated or supported by governmental entities to promote economic reconstruction or development and international banking institutions and related government agencies. Examples include the International Bank for Reconstruction and Development (the World Bank), the European Coal and Steel Community, the Asian Development Bank and the InterAmerican Development Bank. The percentage of the Portfolio's assets invested in securities issued by foreign governments will vary depending on the relative yields of such securities, the economic and financial markets of the countries in which the investments are made and the interest rate climate of such countries. See "Description of the Portfolios -- Investment Considerations and Risk Factors."

     CERTIFICATES OF DEPOSIT, TIME DEPOSITS AND BANKERS' ACCEPTANCES. The Money Market Portfolio will, and, to a limited extent, the Tax Free Money Market Portfolio may, invest in certificates of deposit, time deposits, bankers' acceptances and other short-term obligations issued by domestic banks, foreign branches of domestic banks, foreign subsidiaries of domestic banks, and domestic and foreign branches of foreign banks. See "Description of the Portfolios -- Investment Considerations and Risk Factors." Certificates of deposit are certificates representing the obligation of a bank to repay funds deposited with it for a specified period of time. Time deposits are non-negotiable deposits maintained in a bank for a specified period of time at a stated interest rate. Bankers' acceptances are credit instruments evidencing the obligation of a bank to pay a draft drawn on it by a customer. These instruments reflect the obligation both of the bank and of the drawer to pay the face amount of the instrument upon maturity. The other short-term obligations may include uninsured, direct obligations bearing fixed, floating or variable rates of interest.

     REPURCHASE AGREEMENTS. Each Portfolio may enter into repurchase agreements. Repurchase agreements involve the acquisition by the Portfolio of an underlying debt instrument, subject to an obligation of the seller to repurchase, and the Portfolio to resell, the instrument at a fixed price usually not more than one week after its purchase. Certain costs may be incurred in connection with the sale of the securities if the seller does not repurchase them in accordance with the repurchase agreement. In addition, if bankruptcy proceedings are commenced with respect to the seller of the securities, realization on the securities by the Portfolio may be delayed or limited.

     COMMERCIAL PAPER AND CORPORATE OBLIGATIONS. The Money Market Portfolio and, to a limited extent, the Tax Free Money Market Portfolio may, invest in commercial paper and other corporate obligations. Commercial paper consists of short-term, unsecured promissory notes issued to finance short-term credit needs. The commercial paper purchased by a Portfolio will consist only of direct obligations issued by domestic and foreign entities. The other corporate obligations in which each Portfolio may invest consist of high quality, U.S. dollar denominated short-term bonds and notes (including variable amount master demand notes) issued by domestic and foreign corporations.

     MUNICIPAL OBLIGATIONS. The Tax Free Money Market Portfolio will invest in Municipal Obligations. Municipal Obligations generally include debt obligations issued to obtain funds for various public purposes as well as certain industrial development bonds issued by or on behalf of public authorities. Municipal Obligations are classified as general obligation bonds, revenue bonds and notes. General obligation bonds are secured by the issuer's pledge of its faith, credit and taxing power for the payment of principal and interest. Revenue bonds are payable from the revenue derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source, but not from the general taxing power. Industrial development bonds, in most cases, are revenue bonds and generally do not carry the pledge of the credit of the issuing municipality, but generally are guaranteed by the corporate entity on whose behalf they are issued. Notes are short-term instruments which are obligations of the issuing municipalities or agencies and are sold in anticipation of a bond sale, collection of taxes or receipt of other revenues. Municipal Obligations include municipal lease/purchase agreements which are similar to installment purchase contracts for property or equipment issued by municipalities. Municipal Obligations bear fixed, floating or variable rates of interest. Certain Municipal Obligations are subject to redemption at a date earlier than their stated maturity pursuant to call options, which may be separated from the related Municipal Obligation and purchased and sold separately.

     TENDER OPTION BONDS. The Tax Free Money Market Portfolio may purchase tender option bonds. A tender option bond is a Municipal Obligation (generally held pursuant to a custodial arrangement) having a relatively long maturity and bearing interest at a fixed rate substantially higher than prevailing short-term tax exempt rates, that has been coupled with the agreement of a third party, such as a bank, broker-dealer or other financial institution, pursuant to which such institution grants the security holders the option, at periodic intervals, to tender their securities to the institution and receive the face value thereof. As consideration for providing the option, the financial institution receives periodic fees equal to the difference between the Municipal Obligation's fixed coupon rate and the rate, as determined by a remarketing or similar agent at or near the commencement of such period, that would cause the securities, coupled with the tender option, to trade at par on the date of such determination. Thus, after payment of this fee, the security holder effectively holds a demand obligation that bears interest at the prevailing short-term tax exempt rate. The Adviser, on behalf of the Fund, will consider on an ongoing basis the creditworthiness of the issuer of the underlying Municipal Obligation, of any custodian and of the third party provider of the tender option. In certain instances and for certain tender option bonds, the option may be terminable in the event of a default in payment of principal or interest on the underlying Municipal Obligations and for other reasons. The Tax Free Money Market Portfolio will not invest more than 10% of the value of its net assets in securities that are illiquid, which would include tender option bonds as to which it cannot exercise the tender feature on not more than seven days' notice if there is no secondary market available for these obligations.

     STAND-BY COMMITMENTS. The Tax Free Money Market Portfolio may acquire "stand-by commitments" with respect to Municipal Obligations held in its portfolio. Under a stand-by commitment, the Tax Free Money Market Portfolio obligates a broker, dealer or bank to repurchase, at the Fund's option, specified securities at a specified price and, in this respect, stand-by commitments are comparable to put options. The exercise of a stand-by commitment therefore is subject to the ability of the seller to make payment on demand. The Tax Free Money Market Portfolio will acquire stand-by commitments solely to facilitate portfolio liquidity and does not intend to exercise its rights thereunder for trading purposes. The Tax Free Money Market Portfolio may pay for stand-by commitments if such action is deemed necessary, thus increasing to a degree the cost of the underlying Municipal Obligation and similarly decreasing such security's yield to investors.

     FLOATING AND VARIABLE RATE OBLIGATIONS. Each Portfolio may purchase floating and variable rate demand notes and bonds, which are obligations ordinarily having stated maturities in excess of 397 days, but which permit the holder to demand payment of principal at any time, or at specified intervals not exceeding 397 days, in each case upon not more than 30 days' notice. Variable rate demand notes include master demand notes which are obligations that permit the Portfolio to invest fluctuating amounts, at varying rates of interest, pursuant to direct arrangements between the Portfolio, as lender, and the borrower. These obligations permit daily changes in the amounts borrowed. Because these obligations are direct lending arrangements between the lender and borrower, it is not contemplated that such instruments generally will be traded, and there generally is no established secondary market for these obligations, although they are redeemable at face value. Accordingly, where these obligations are not secured by letters of credit or other credit support arrangements, the Portfolio's right to redeem is dependent on the ability of the borrower to pay principal and interest on demand. These obligations include highly rated certificates of participation in trusts secured by accounts receivable, including trade receivables, and other assets. Such obligations frequently are not rated by credit rating agencies and, if not so rated, the Portfolio may invest in them only if the Adviser, acting upon delegated authority from, and subject to ratification by, the Fund's Board of Directors, determines that at the time of investment the obligations are of comparable quality to the other obligations in which the Portfolio may invest. The Adviser, on behalf of the Portfolio, will consider on an ongoing basis the creditworthiness of the issuers of the floating and variable rate demand obligations held by the Portfolio. The Portfolio will not invest more than 10% of the value of its net assets in floating or variable rate demand obligations as to which it cannot exercise the demand feature on not more than seven days' notice if the Adviser determines, acting upon delegated authority from, and procedures established by, the Fund's Board of Directors, that there is no secondary market available for these obligations, and in other securities that are illiquid.

     NOTES. The Money Market Portfolio may purchase unsecured promissory notes ("Notes") which are not readily marketable and have not been registered under the Securities Act of 1933, provided such investments are consistent with its investment objective. The Money Market Portfolio will invest no more than 10% of its net assets in such Notes and in other securities that are illiquid.

     ASSET-BACKED SECURITIES. The Money Market Portfolio may purchase asset-backed securities, which are securities issued by special purpose entities whose primary assets consist of a pool of mortgages, loans, receivables or other assets. Payment of principal and interest may depend largely on the cash flows generated by the assets backing the securities and, in certain cases, supported by letters of credit, surety bonds or other forms of credit or liquidity enhancements. The value of asset-backed securities also may be affected by the creditworthiness of the servicing agent for the pool of assets, the originator of the loans or receivables or the financial institution providing the credit support.

     PARTICIPATION INTERESTS. The Money Market Portfolio may invest in short-term corporate obligations that are originated, negotiated and structured by a syndicate of lenders ("Co-Lenders") consisting of commercial banks, thrift institutions, insurance companies, finance companies or other financial institutions one or more of which administers the security on behalf of the syndicate (the "Agent Bank"). Co-Lenders may sell such securities to third parties called "Participants." The Money Market Portfolio may invest in such securities either by participating as a Co-Lender at origination or by acquiring an interest in the security from a Co-Lender or a Participant (collectively, "participation interests"). Co-Lenders and Participants interposed between the Money Market Portfolio and the corporate borrower (the "Borrower"), together with Agent Banks, are referred to herein as "Intermediate Participants." The Money Market Portfolio also may purchase a participation interest in a portion of the rights of an Intermediate Participant. The Money Market Portfolio will not act as an Agent Bank, guarantor, sole negotiator or sole structuror with respect to securities that are the subject of a participation interest.

     The Tax Free Money Market Portfolio may purchase from financial institutions participation interests in Municipal Obligations (such as industrial development bonds and municipal lease/ purchase agreements).

     A participation interest gives the Portfolio an undivided interest in the security in the proportion that the Portfolio's participation interest bears to the total principal amount of the security. These instruments may have fixed, floating or variable rates of interest with remaining maturities of 397 days or less. If the participation interest is unrated, or has been given a rating below that which is permissible for purchase by the Portfolio, the participation interest will be backed by an irrevocable or unconditional letter of credit or guarantee of a bank or other entity the debt securities of which are rated high quality, or the payment obligation otherwise will be collateralized by U.S. Government securities, or, in the case of an unrated participation interest, the Adviser, acting upon delegated authority from the Fund's Board of Directors, must have determined that the instrument is of comparable quality to those instruments in which the Portfolio may invest. Participation interests with a rating below high quality that are backed by an irrevocable letter of credit or guarantee as described above will be purchased only if the Adviser, acting as described above and subject to ratification by the Fund's Board of Directors, determines after an analysis of, among other factors, the creditworthiness of the guarantor that such participation interest is high quality, and if the rating agency did not include the letter of credit or guarantee in its determination of the instrument's rating. If the rating of a participation interest is reduced subsequent to its purchase by the Portfolio, the Adviser will consider, in accordance with procedures established by the Board of Directors, all circumstances deemed relevant in determining whether the Portfolio should continue to hold the participation interest. For certain participation interests, the Portfolio will have the right to demand payment, on not more than seven days' notice, for all or any part of the Portfolio's participation interest in the security, plus accrued interest. As to these instruments, although subject to unconditional demand for payment, the Portfolio intends to exercise its right to demand payment only upon a default under the terms of the security, as needed to provide liquidity to meet redemptions, or to maintain or improve the quality of its investment portfolio. Not more than 10% of the value of a Portfolio's net assets will be invested in participation interests that do not have this demand feature, and in other securities that are illiquid.

INVESTMENT PRACTICES

     PORTFOLIO LENDING. From time to time, the Money Market Portfolio may lend securities from its portfolio to brokers, dealers and other financial institutions needing to borrow securities to complete certain transactions. Such loans may not exceed 33 1/3% of the Money Market Portfolio's total assets. In connection with such loans, the Money Market Portfolio will receive collateral consisting of cash, U.S. Government securities or irrevocable letters of credit issued by third party financial institutions. Such collateral will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The Money Market Portfolio can increase its income through the investment of such collateral. The Money Market Portfolio continues to be entitled to the interest or other distributions payable on the loaned security and receives interest on the amount of the loan. Such loans will be terminable at any time upon specified notice. The Money Market Portfolio might experience risk of loss if the institution with which it has engaged in a portfolio loan transaction breaches its agreement with the Money Market Portfolio.

     REVERSE REPURCHASE AGREEMENTS. The Money Market Portfolio may enter into reverse repurchase agreements with banks, brokers or dealers. Reverse repurchase agreements involve the transfer by the Money Market Portfolio of an underlying debt instrument in return for cash proceeds based on a percentage of the value of the security. The Money Market Portfolio retains the right to receive interest and principal payments on the security. The Money Market Portfolio will use the proceeds of reverse repurchase agreements only to make investments which generally either mature or have a demand feature to resell to the issuer at a date simultaneous with or prior to the expiration of the reverse repurchase agreement. At an agreed upon future date, the Money Market Portfolio repurchases the security at principal plus accrued interest. In certain types of agreements, there is no agreed upon repurchase date and interest payments are calculated daily, often based on the prevailing overnight repurchase rate. As a result of these transactions, the Money Market Portfolio may be exposed to greater potential fluctuations in the value of its assets. Interest costs on the money borrowed may exceed the return received on the securities purchased. The Fund's Directors have considered the risks to the Money Market Portfolio and its shareholders which may result from the entry into reverse repurchase agreements and have determined that the entry into such agreements is consistent with the Money Market Portfolio's investment objective and management policies.

     WHEN-ISSUED SECURITIES. Each Portfolio may purchase money market securities on a when-issued or forward commitment basis, which means that delivery and payment for such securities ordinarily take place after the date of the commitment to purchase. The payment obligation and the interest rate receivable on the securities are fixed when the Portfolio enters into the commitment. A Portfolio will commit to purchase such securities only with the intention of actually acquiring the securities, but the Portfolio may sell these securities before the settlement date if it is deemed advisable. A Portfolio will not accrue income in respect of a security purchased on a forward commitment basis prior to its stated delivery date. No additional forward commitments will be made if more than 20% of the Portfolio's net assets would be so committed.

     ILLIQUID SECURITIES. Neither Portfolio will invest more than 10% of the value of its net assets in illiquid securities. The term "illiquid securities" for this purpose means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which the Portfolio has valued the securities and includes, among other instruments, certain restricted securities. As to these securities, the Portfolio is subject to a risk that should the Portfolio desire to sell them when a ready buyer is not available at a price the Portfolio deems representative of their value, the value of the Portfolio's net assets could be adversely affected.

     BORROWING MONEY. As a fundamental policy, each Portfolio may borrow money from banks for temporary or emergency (not leveraging) purposes, in an amount up to 15% of the value of the Portfolio's total assets (including the amount borrowed) valued at the lesser of cost or market, less liabilities (not including the amount borrowed) at the time the borrowing is made (borrowings repaid within 60 days and not renewed or extended are presumed to be for temporary purposes). While such borrowings exceed 5% of the value of the Portfolio's total assets, the Portfolio will not make any additional investments. In addition, the Money Market Portfolio may borrow money in connection with the entry into reverse repurchase agreements (at no time may total borrowings exceed 33 1/3% of the value of the Money Market Portfolio's total assets).


                               CORRESPONDENT CASH
                                    RESERVES

---------------------------------------------
THE INFINITY MUTUAL FUNDS, INC.
3435 Stelzer Road
Columbus, Ohio 43219-8020
---------------------------------------------
INVESTMENT ADVISER
MITCHELL HUTCHINS ASSET MANAGEMENT INC.
1285 Avenue of the Americas
New York, New York 10019
---------------------------------------------
ADMINISTRATOR AND DISTRIBUTOR
BISYS FUND SERVICES LIMITED PARTNERSHIP
3435 Stelzer Road
Columbus, Ohio 43219-8001
---------------------------------------------
CUSTODIAN
THE BANK OF NEW YORK
90 Washington Street
New York, New York 10286


[LOGO]BIS-0039
      B171
                               CORRESPONDENT CASH
                                    RESERVES
                                   [L O G O]

                                   PROSPECTUS
                                 April 30, 1997